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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-14358) and the Registration Statement on Form S-8 (No. 33-37836) and the Registration Statement on Form S-8 (No. 33-56620) of Longview Fibre Company of our report dated December 7, 2001 relating to the financial statements which appear in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP
Portland, Oregon
December 17, 2001